Accounts Receivable	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
Accounts Receivable
Accounts receivable
Accounts receivable consist of the following:

As of December 31	2016	2017
(in millions)	EUR	EUR

Accounts receivable, gross	702.4	1,776.9
Allowance for doubtful receivables	(2.2)	(4.6)
Accounts receivable, net	700.2	1,772.3

The increase in accounts receivable as of December 31, 2017 compared to December 31, 2016 was mainly caused by relatively high payments received from customers prior to year-end 2016 as well as significantly higher sales in the last quarter of 2017 (including 5 EUV systems) compared to previous year.
The carrying amount of the accounts receivable approximates the fair value. We perform ongoing credit evaluations on our customers’ financial condition. We periodically review whether an allowance for credit losses is needed by considering factors such as historical payment experience, credit quality, aging of the accounts receivable balances, and current economic conditions that may affect a customer’s ability to pay.
Movements of the allowance for doubtful receivables are as follows:

Year ended December 31	2016	2017
(in millions)	EUR	EUR

Balance at beginning of year	(5.6)	(2.2)
Addition for the year [1]	(3.2)	(7.8)
Effect of changes in exchange rates	—	0.1
Utilization of the provision	6.6	5.3
Balance at end of year	(2.2)	(4.6)

1.	The addition for the year is recorded in cost of sales.